AMENDMENT NO. 1 TO CONVERTIBLE SECURED NOTE

         AMENDMENT NO. 1, dated as of April 24, 2000, to the CONVERTIBLE SECURED NOTE (the "Note") dated March 17, 1999, issued by Covol Technologies, Inc. (the "Company") in favor of OZ Master Fund, Ltd. (the "Purchaser").

         The parties agree as follows:

         Section 1. Definitions in Amendment. Any capitalized term used herein and not defined shall have the meaning assigned to it in the Note or the Purchase Agreement (as defined in the Note).

         Section 2. Modifications to the Note.

                  (a)  Mandatory and Optional  Redemptions.  Section 3(a) of the
Note is hereby amended to read in its entirety as follows:

                  "(a) Mandatory and Optional Redemptions. (i) Upon the occurrence of each and any Redemption Event, the Company shall redeem the outstanding principal amount of this Note in an amount equal to the Mandatory Redemption Amount (plus accrued and unpaid interest thereon through and including the date of payment). Any redemption pursuant to this Section 3(a)(i) shall be made within five (5) Business Days of the occurrence of the Redemption Event and shall reduce the outstanding principal amount of this Note by an amount equal to the Deemed Reduction Amount.

                  (ii) At any time after the occurrence of the Effective Date (as defined in the First Amendment), the Company may redeem all or any part of the aggregate principal amount of this Note, provided that the amount of such redemption (the "Optional Redemption Amount") must be at least $1,000,000, and must include any accrued and unpaid interest through and including the date of payment on the Optional Redemption Amount. Any redemption pursuant to this
Section 3(a)(ii) shall reduce the outstanding principal amount of this Note by an amount equal to the Deemed Reduction Amount.

                  (iii) If at any time the  Company  fails to perform or observe
Section 8.2(j) of the Purchase Agreement, at the option of the holder of this Note, the Company shall redeem the aggregate principal amount of this Note at a price equal to the Optional Redemption Price (plus accrued and unpaid interest thereon through and including the date of payment)."

                  (b) Event of Default. Section 4(a) is hereby amended by (i) deleting the word "or" at the end of clause (xvii) thereof, (ii) replacing the period at the

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end of clause (xviii) thereof with "; or" and (iii) adding a new clause (xix) at the end thereof as follows:

                  "(xix) the Company shall amend any of the Algoma Contract, the Mohave Contract or the River Hill Contract without the consent of the holders of at least two-thirds (2/3) in outstanding principal amount of this Note."

                  (c) Maturity Date. The definition of the term "Maturity Date" in Section 8 of the Note is hereby amended to read in its entirety as follows:

                  ""Maturity Date" means September 17, 2001."

                  (d) Optional Redemption Price. The definition of the term "Optional Redemption Price" in Section 8 of the Note is hereby amended to read in its entirety as follows:

                  ""Optional Redemption Price" means (i) in the case of a redemption of this Note pursuant to Section 3(a)(i) of this Note, the Mandatory Redemption Amount, (ii) in the case of a redemption of this Note pursuant to
Section 3(a)(ii) of this Note, the Optional Redemption Amount and (iii) in the case of a redemption of this Note pursuant to Section 3(a)(iii) of this Note, the then-outstanding principal amount of this Note."

                  (e) Additional Definitions. Section 8 of the Note is hereby amended by having the following definitions added thereto in the appropriate alphabetic order:

                  "Deemed Reduction Amount", with respect to any redemption of this Note pursuant to Section 3(a)(i) or (ii) of this Note, sum of (i) the Mandatory Redemption Amount or Optional Redemption Amount, as the case may be, paid in connection with such redemption, plus (ii) interest on such Mandatory Redemption Amount or Optional Redemption Amount, as the case may be, at an interest rate of twelve percent (12%) per annum calculated from and excluding the date on which such Mandatory Redemption Amount or Optional Redemption Amount, as the case may be, is actually paid to the holder of this Note through and including the Maturity Date, based upon a 360 day year.

                  "Algoma Contract" means the Asset Purchase Agreement dated January 13, 2000 among Premier Elkhorn Coal Company, TECO Coal Corporation, Pocahontas Synfuel, L.L.C., Covol Technologies, Inc., and Synfuel Investments, Inc.

                  "Algoma Event" means payment of the Subsequent Consideration under, and as defined in, section 2.2(b) of the Algoma Contract.

                  "First Amendment" means Amendment No. 1 to this Note, dated as of April 24, 2000, between the Company and the Purchaser.

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                  "First  River Hill Event"  means any  payment of any  Lump-Sum
Royalty Payment under, and as defined in, section 3.2 of the River Hill License Contract.

                  "Mandatory Redemption Amount" means (i) in the case of the First River Hill Event or the Second River Hill Event, eighty percent (80%) of the difference of (A) the amount of any and all proceeds paid to the Company under the River Hill License Contract or River Hill Purchase Contract, respectively, less (B) the sum of (1) the amount, if any, and in no event exceed ten percent (10%) of the amount referred to in clause (i)(A) of this definition, of payments to third parties due as a result of the First River Hill Event or Second River Hill Event, as the case may be, under that Settlement and Release Agreement dated October 15, 1999 among Covol Technologies, Inc., Interlink Management Corporation, and Campbell, George & Strong, L.L.P.; (2) the amount, if any, and in no event exceed $350,000, of payments to third parties due as a result of the First River Hill Event or Second River Hill Event, as the case may be, under that Letter Agreement dated March 10, 1999 between Covol Technologies, Inc. and Meridian Energy Corporation; and (3) subject to the proviso at the end of this definition, the amount, if any, of payments to third parties due as a result of the First River Hill Event or Second River Hill Event, as the case may be, under that Settlement Agreement and Mutual General Release dated November 9, 1999 between Covol Technologies, Inc. and Coalco Corporation, as amended (the "Coalco Settlement Agreement"); (ii) in the case of the Algoma Event, $1,600,000, less eighty percent (80%) of the amount (subject to the proviso at the end of this definition) of any payment due as a result of the Algoma Event under the Coalco Settlement Agreement; and (iii) in the case of the Mohave Event, $3,200,000; provided, however, that for the purposes of this definition the there shall be no reduction of the Mandatory Redemption Amounts for amounts payable under the Coalco Contract as a result of any Redemption Event in excess of $125,000 in the aggregate for all Redemption Events.

                  "Mohave  Contract"  means the  Option and  Purchase  Agreement
dated  January  21,  2000  among  Premier   Elkhorn  Coal  Company,   TECO  Coal
Corporation, and Covol Technologies, Inc.

                  "Mohave Event" means payment of the Subsequent Consideration under, and as defined in, section 2.2(b) of the Mohave Contract.

                  "Optional  Redemption  Amount"  has the  meaning  set forth in
Section 3(a)(ii) hereof.

                  "Redemption Event" means each of the following: (i) the First River Hill Event, (ii) the Second River Hill Event, (iii) the Algoma Event and
(iv) the Mohave Event.

                  "River Hill License Contract" means the License and Binder Purchase Agreement dated August 27, 1999 between DTE River Hill, L.L.C. and Covol Technologies, Inc.

                  "River Hill Purchase Contract" means the River Hill Project Purchase Agreement dated August 27, 1999 between DTE River Hill, L.L.C. and Covol Technologies, Inc.

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

                  "Second River Hill Event" means payment of the Performance Payment under, and as defined in, section 2.7 of the River Hill Purchase Contract.

         Section 3. Consent. Upon the Effective Date (as defined below), and subject to the Purchaser receiving the payment of the amount set forth in
Section 5(b) of this Amendment No. 1, the Purchaser hereby consents, pursuant to
Section 4 of the Note,  Section  5(B) of the  Certificate  of  Designations  and
Section 8.1 of the Securities Purchase Agreement, to (a) the redemption by the Company, at any time on or prior to May 15, 2000, of all outstanding shares of Preferred Stock held by the Purchaser for an aggregate Redemption Price (as defined in the Certificate of Designations) of $125 per share and (b) the optional redemption of the Note from time to time by the Company in accordance with the terms of the Note as amended hereby. This consent does not and shall not constitute a consent to any other or further departure from, or the waiver of any Default or Event of Default under, the terms of the Purchase Agreement or the Related Documents, which terms shall continue in full force and effect; provided, that nothing herein shall be construed as a limitation upon the consent to the Partial Note Redemption and the Partial Preferred Stock Redemption under, and as defined in, that letter agreement dated April 24, 2000 between the parties hereto.

         Section 4. Covenants. Subject to the occurrence of the Effective Date, the Purchaser hereby agrees that if the outstanding principal amount of the Note is at any time reduced to $7,500,000 or less, the Purchaser shall negotiate with the Company in good faith to amend the covenants contained in Sections 8.1 and
8.2 of the Purchase Agreement and Section 4 of the Note to reduce or eliminate the requirements of the Company thereunder.

         Section 5. Conditions to Effectiveness. This Amendment No. 1 shall become effective only upon satisfaction in full of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein called the "Effective Date"):

                  (a) The Purchaser shall have received a counterpart of this Amendment No. 1 signed by the Company.

                  (b) The Company shall have redeemed the Note in part by paying to the Purchaser an aggregate amount of $5,000,000 (together with accrued and unpaid interest thereon), such that the outstanding principal amount of the Note shall be reduced to $15,000,000.

                  (c) All legal matters incident to this Amendment No. 1 shall be satisfactory to the Purchaser and its counsel.

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

         Section 6. Representations and Warranties. The Company represents and warrants to the Purchaser as follows:

                  (a) the Company (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (ii) has all requisite corporate power, authority and legal right to execute, deliver and perform this Amendment No. 1, and to perform the Note, as amended hereby.

                  (b) The execution, delivery and performance of this Amendment No. 1 by the Company, and the performance by the Company of the Note, as amended hereby (i) have been duly authorized by all necessary corporate action, (ii) do not and will not contravene its charter or by-laws or any applicable law, and
(iii) except as provided in the Related Agreements, do not and will not result in the creation of any lien upon or with respect to any of its respective properties.

                  (c) This Amendment No. 1 and the Note, as amended hereby, constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms.

                  (d) No authorization or approval or other action by, and no notice to or filing with, any governmental authority is required in connection with the due execution, delivery and performance by the Company of this Amendment No. 1 and the performance by the Company of the Note as amended hereby.

                  (e) The representations and warranties contained in Section 4 of the Purchase Agreement and in each other Related Agreement are correct on and as of the date made, and no Event of Default or Default will result from this Amendment No. 1 becoming effective in accordance with its terms.

         Section 7. Continued Effectiveness of the Note and Related Agreements. The Company hereby (i) confirms and agrees that each Related Agreement to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the date hereof all references in any such Related Agreement to "the Note", "thereto", "thereof", "thereunder" or words of like import referring to the Note shall mean the Note as amended by this Amendment No. 1; and (ii) confirms and agrees that to the extent that any such Related Agreement purports to assign or pledge to the Purchaser, or to grant a security interest in or lien on, any collateral as security for the obligations of the Company from time to time existing in respect of the Note and the Related Agreements, such pledge, assignment and/or grant of the security interest or lien is hereby ratified and confirmed in all respects.

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

         Section 8. Miscellaneous.

                  (a) Continued Effectiveness of the Note. Except as otherwise expressly provided herein, the Note and the other Related Agreements are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment No. 1 shall not operate as an amendment of any right, power or remedy of the Purchaser under the Note or any other Related Agreement, nor constitute an amendment of any provision of the Note or any other Related Agreement.

                  (b) Counterparts. This Amendment No. 1 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

                  (c)  Headings.   Section  headings  herein  are  included  for
convenience of reference only and shall not constitute a part of this Amendment No. 1 for any other purpose.

                  (d) Governing Law. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

                  (e) Amendment as Related Agreement. The Company hereby acknowledges and agrees that this Amendment No. 1 constitutes a "Related Agreement". Accordingly, it shall be an Event of Default under the Note if the Company shall fail to perform or observe any term, covenant or agreement contained in this Amendment No. 1.

                  (f) Waiver of Jury Trial. THE COMPANY AND THE PURCHASER EACH HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT NO. 1 OR THE ACTIONS OF THE COMPANY OR THE PURCHASER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed by authorized persons thereof.


                                                     COVOL TECHNOLOGIES, INC.



                                                     By: /s/ Steven G. Stewart
                                                         ----------------------
                                                     Name: Steven G. Stewart
                                                     Title: CFO



                                                     OZ MASTER FUND, LTD.


                                                     By: /s/ Daniel S. Och
                                                         ----------------------
                                                     Name: Daniel S. Och
                                                     Title: Managing Member

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